Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield MLP Focus Fund

(the “Fund”)

Supplement dated June 17, 2019 to the Fund’s Prospectus

dated January 28, 2019, as supplemented and amended to date

Effective immediately, on pages 31-32 of the Prospectus, under the heading “Shareholder Information,” in the subsection “Description of Share Classes,” the first paragraph under the table is hereby deleted and replaced with the following:

“Four classes of the Fund’s shares are offered in this Prospectus—Class A Shares, Class C Shares, Class I Shares, and Class Y Shares.  Class Y Shares are available only through certain “wrap,” retirement or other programs sponsored by certain financial intermediaries with whom the Fund and/or its Distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.  Class Y Shares may also be available on brokerage platforms of firms with whom the Fund and/or its Distributor have agreements to offer such shares when acting solely on an agency basis for the purchase or sale of such shares.  If you transact in Class Y Shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.  Class I Shares are available to foundations, endowments, institutions, and employee benefit plans that purchase at least $1 million of shares of the Fund.  The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this Supplement for reference.

Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield Energy Infrastructure Fund

(the “Fund”)

Supplement dated June 17, 2019 to the Fund’s Prospectus

dated January 28, 2019, as supplemented and amended to date

Effective immediately, on page 30 of the Prospectus, under the heading “Shareholder Information,” in the subsection “Description of Share Classes,” the first paragraph under the table is hereby deleted and replaced with the following:

“Four classes of the Fund’s shares are offered in this Prospectus—Class A Shares, Class C Shares, Class I Shares, and Class Y Shares.  Class Y Shares are available only through certain “wrap,” retirement or other programs sponsored by certain financial intermediaries with whom the Fund and/or its Distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.  Class Y Shares may also be available on brokerage platforms of firms with whom the Fund and/or its Distributor have agreements to offer such shares when acting solely on an agency basis for the purchase or sale of such shares.  If you transact in Class Y Shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.  Class I Shares are available to foundations, endowments, institutions, and employee benefit plans that purchase at least $1 million of shares of the Fund.  The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this Supplement for reference.